EX-99.77O (i)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 11134LAC3

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

(GS) GOLDMAN, SACHS & CO.

BARCLAYS CAPITAL INC.

BBVA SECURITIES INC.

BMO CAPITAL MARKETS CORP.

CITIGROUP GLOBAL MARKETS INC.

CREDIT SUISSE SECURITIES (USA) LLC

DEUTSCHE BANK SECURITIES INC.

J.P. MORGAN SECURITIES LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

MORGAN STANLEY & CO. LLC

MUFG SECURITIES AMERICAS INC.

RBC CAPITAL MARKETS, LLC

SCOTIA CAPITAL (USA) INC.

SMBC NIKKO SECURITIES INC.

SUNTRUST ROBINSON HUMPHREY, INC.

WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	BROADCOM CRP / CAYMN FI

(3)	Title of Security	BROADCOM CORPORATION 3% 15 JAN 2022-21 144A

(4)	Date of Prospectus or First Offering	01/11/17

(5)	Amount of Total Offering **	3,500,000,000

(6)	Unit Price (Local Currency)	99.592

(7)	Underwriting Spread or Commission	0.6000

(8)	Rating	SP:BBB-/ MD:Baa2/ FT:BBB

(9)	Maturity Date	01/15/22

(10)	Current Yield	3.012%

(11)	Yield to Maturity	3%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 11134LAC3

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	550,000.00

(15)	Dollar Amount of Purchases ($)	$547,756.00

(16)	Number of Securities Purchased	550,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0158%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	5.6986%

(20)	Sum of (18) and (19)****	5.7143%

(21)	% of Fund’s Total Assets applied to Purchase	0.2132%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 11134LAC3

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (ii)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 11134LAE9

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

(GS) GOLDMAN, SACHS & CO.

BARCLAYS CAPITAL INC.

BMO CAPITAL MARKETS CORP.

CITIGROUP GLOBAL MARKETS INC.

CREDIT SUISSE SECURITIES (USA) LLC

DEUTSCHE BANK SECURITIES INC.

J.P. MORGAN SECURITIES LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

MORGAN STANLEY & CO. LLC

MUFG SECURITIES AMERICAS INC.

RBC CAPITAL MARKETS, LLC

SCOTIA CAPITAL (USA) INC.

SMBC NIKKO SECURITIES INC.

WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	BROADCOM CRP / CAYMN FI

(3)	Title of Security	BROADCOM CORPORATION 3.625% 15 JAN 2024-23 144A

(4)	Date of Prospectus or First Offering	01/11/17

(5)	Amount of Total Offering **	2,500,000,000

(6)	Unit Price (Local Currency)	99.896

(7)	Underwriting Spread or Commission	0.6250

(8)	Rating	SP:BBB-/ MD:Baa2/ FT:BBB

(9)	Maturity Date	01/15/24

(10)	Current Yield	3.629%

(11)	Yield to Maturity	3.63%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 11134LAE9

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	650,000.00

(15)	Dollar Amount of Purchases ($)	$649,324.00

(16)	Number of Securities Purchased	650,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0261%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	4.3741%

(20)	Sum of (18) and (19)****	4.4001%

(21)	% of Fund’s Total Assets applied to Purchase	0.2527%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	CREDIT SUISSE SECURITIES (USA) LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 11134LAE9

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (iii)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 11134LAG4

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

(GS) GOLDMAN, SACHS & CO.

BARCLAYS CAPITAL INC.

BMO CAPITAL MARKETS CORP.

CITIGROUP GLOBAL MARKETS INC.

CREDIT SUISSE SECURITIES (USA) LLC

DEUTSCHE BANK SECURITIES INC.

J.P. MORGAN SECURITIES LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

MORGAN STANLEY & CO. LLC

MUFG SECURITIES AMERICAS INC.

RBC CAPITAL MARKETS, LLC

SCOTIA CAPITAL (USA) INC.

SMBC NIKKO SECURITIES INC.

WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	BROADCOM CRP / CAYMN FI

(3)	Title of Security	BROADCOM CORPORATION 3.875% 15 JAN 2027-26 144A

(4)	Date of Prospectus or First Offering	01/11/17

(5)	Amount of Total Offering **	4,800,000,000

(6)	Unit Price (Local Currency)	99.558

(7)	Underwriting Spread or Commission	0.6500

(8)	Rating	SP:BBB-/ MD:Baa2/ FT:BBB

(9)	Maturity Date	01/15/27

(10)	Current Yield	3.892%

(11)	Yield to Maturity	3.8%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 11134LAG4

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	625,000.00

(15)	Dollar Amount of Purchases ($)	$622,237.50

(16)	Number of Securities Purchased	625,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0131%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	3.6329%

(20)	Sum of (18) and (19)****	3.6459%

(21)	% of Fund’s Total Assets applied to Purchase	0.2422%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	DEUTSCHE BANK SECURITIES INC.

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 11134LAG4

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (iv)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 70014LAA8

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

(GS) GOLDMAN, SACHS & CO.

BARCLAYS CAPITAL INC.

BNP PARIBAS SECURITIES CORP.

CREDIT AGRICOLE SECURITIES (USA) INC.

J.P. MORGAN SECURITIES LLC

LOOP CAPITAL MARKETS LLC

MORGAN STANLEY & CO. LLC

MUFG SECURITIES AMERICAS INC.

NATIONAL AUSTRALIA BANK LIMITED

RBC CAPITAL MARKETS, LLC

SUNTRUST ROBINSON HUMPHREY, INC.

UBS SECURITIES LLC

(2)	Name of Issuer	PARK AEROSPACE HOLDINGS

(3)	Title of Security	PARK AEROSPACE HOLDINGS LTD 5.25% 15 AUG 2022 144A

(4)	Date of Prospectus or First Offering	01/20/17

(5)	Amount of Total Offering **	1,750,000,000

(6)	Unit Price (Local Currency)	100.000

(7)	Underwriting Spread or Commission	1.1250

(8)	Rating	SP:BB-/ MD:B1/ FT:BB

(9)	Maturity Date	08/15/22

(10)	Current Yield	5.25%

(11)	Yield to Maturity	5.25%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 70014LAA8

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	150,000.00

(15)	Dollar Amount of Purchases ($)	$150,000.00

(16)	Number of Securities Purchased	150,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0086%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	3.2486%

(20)	Sum of (18) and (19)****	3.2572%

(21)	% of Fund’s Total Assets applied to Purchase	0.0586%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	UBS SECURITIES LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 70014LAA8

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (v)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 70014LAB6

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

(GS) GOLDMAN, SACHS & CO.

BARCLAYS CAPITAL INC.

BNP PARIBAS SECURITIES CORP.

CREDIT AGRICOLE SECURITIES (USA) INC.

J.P. MORGAN SECURITIES LLC

LOOP CAPITAL MARKETS LLC

MORGAN STANLEY & CO. LLC

MUFG SECURITIES AMERICAS INC.

NATIONAL AUSTRALIA BANK LIMITED

RBC CAPITAL MARKETS, LLC

SUNTRUST ROBINSON HUMPHREY, INC.

UBS SECURITIES LLC

(2)	Name of Issuer	PARK AEROSPACE HOLDINGS

(3)	Title of Security	PARK AEROSPACE HOLDINGS LTD 5.5% 15 FEB 2024 144A

(4)	Date of Prospectus or First Offering	01/20/17

(5)	Amount of Total Offering **	1,250,000,000

(6)	Unit Price (Local Currency)	100.000

(7)	Underwriting Spread or Commission	1.1250

(8)	Rating	SP:BB-/ MD:B1/ FT:BB

(9)	Maturity Date	02/15/24

(10)	Current Yield	5.5%

(11)	Yield to Maturity	5.4996%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 70014LAB6

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	100,000.00

(15)	Dollar Amount of Purchases ($)	$100,000.00

(16)	Number of Securities Purchased	100,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0081%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	2.2321%

(20)	Sum of (18) and (19)****	2.2401%

(21)	% of Fund’s Total Assets applied to Purchase	0.0391%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	UBS SECURITIES LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 70014LAB6

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (vi)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 00774MAA3

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

(GS) GOLDMAN, SACHS & CO.

BARCLAYS CAPITAL INC.

BNP PARIBAS SECURITIES CORP.

CITIGROUP GLOBAL MARKETS INC.

COMMONWEALTH BANK OF AUSTRALIA

CREDIT AGRICOLE SECURITIES (USA) INC.

CREDIT SUISSE SECURITIES (USA) LLC

DEUTSCHE BANK SECURITIES INC.

FIFTH THIRD SECURITIES, INC.

J.P. MORGAN SECURITIES LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

MIZUHO SECURITIES USA INC.

MORGAN STANLEY & CO. LLC

RBC CAPITAL MARKETS, LLC

SUNTRUST ROBINSON HUMPHREY, INC.

WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	AERCAP IRELAND CAP/GLOBA

(3)	Title of Security	AERCAP IRELAND CAPITAL DESIGNA 3.5% 26 MAY 2022-22

(4)	Date of Prospectus or First Offering	01/23/17

(5)	Amount of Total Offering **	600,000,000

(6)	Unit Price (Local Currency)	99.676

(7)	Underwriting Spread or Commission	0.6500

(8)	Rating	SP:BBB-/ MD:Baa3/ FT:BBB-

(9)	Maturity Date	05/26/22

(10)	Current Yield	3.511%

(11)	Yield to Maturity	3.568%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 00774MAA3

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	575,000.00

(15)	Dollar Amount of Purchases ($)	$573,137.00

(16)	Number of Securities Purchased	575,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0959%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	5.7376%

(20)	Sum of (18) and (19)****	5.8334%

(21)	% of Fund’s Total Assets applied to Purchase	0.2229%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	J.P. MORGAN SECURITIES LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 00774MAA3

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (vii)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 594918CA0

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

(GS) GOLDMAN, SACHS & CO.

ACADEMY SECURITIES, INC.

BARCLAYS CAPITAL INC.

BLAYLOCK BEAL VAN, LLC

BNP PARIBAS SECURITIES CORP.

BNY MELLON CAPITAL MARKETS, LLC

C.L. KING & ASSOCIATES, INC.

CITIGROUP GLOBAL MARKETS INC.

CREDIT SUISSE SECURITIES (USA) LLC

DREXEL HAMILTON, LLC

HSBC SECURITIES (USA) INC.

J.P. MORGAN SECURITIES LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

MORGAN STANLEY & CO. LLC

SAMUEL A. RAMIREZ & COMPANY, INC.

SIEBERT, CISNEROS, SHANK & CO., L.L.C.

U.S. BANCORP INVESTMENTS, INC.

(2)	Name of Issuer	MICROSOFT CORP

(3)	Title of Security	MICROSOFT CORPORATION 4.25% 06 FEB 2047-46

(4)	Date of Prospectus or First Offering	01/30/17

(5)	Amount of Total Offering **	3,000,000,000

(6)	Unit Price (Local Currency)	99.731

(7)	Underwriting Spread or Commission	0.7500

(8)	Rating	SP:AAA/ MD:Aaa/ FT:AA+

(9)	Maturity Date	02/06/47

(10)	Current Yield	4.261%

(11)	Yield to Maturity	4.25%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 594918CA0

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	200,000.00

(15)	Dollar Amount of Purchases ($)	$199,462.00

(16)	Number of Securities Purchased	200,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0067%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	3.3267%

(20)	Sum of (18) and (19)****	3.3334%

(21)	% of Fund’s Total Assets applied to Purchase	0.0778%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	HSBC SECURITIES (USA) INC.

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 594918CA0

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (viii)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 808513AQ8

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

(GS) GOLDMAN, SACHS & CO.

CITIGROUP GLOBAL MARKETS INC.

CREDIT SUISSE SECURITIES (USA) LLC

HSBC SECURITIES (USA) INC.

J.P. MORGAN SECURITIES LLC

LLOYDS SECURITIES INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

MORGAN STANLEY & CO. LLC

PNC CAPITAL MARKETS LLC

U.S. BANCORP INVESTMENTS, INC.

WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	CHARLES SCHWAB CORP

(3)	Title of Security	CHARLES SCHWAB CORPORATION (TH 3.2% 02 MAR 2027-26

(4)	Date of Prospectus or First Offering	02/27/17

(5)	Amount of Total Offering **	650,000,000

(6)	Unit Price (Local Currency)	99.839

(7)	Underwriting Spread or Commission	0.6500

(8)	Rating	SP:A/ MD:A2/ FT:A

(9)	Maturity Date	03/02/27

(10)	Current Yield	3.205%

(11)	Yield to Maturity	3.2%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 808513AQ8

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	300,000.00

(15)	Dollar Amount of Purchases ($)	$299,517.00

(16)	Number of Securities Purchased	300,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0462%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	6.1077%

(20)	Sum of (18) and (19)****	6.1539%

(21)	% of Fund’s Total Assets applied to Purchase	0.1134%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	CITIGROUP GLOBAL MARKETS INC.

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 808513AQ8

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (ix)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 87938WAT0

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

(GS) GOLDMAN, SACHS & CO.

BBVA SECURITIES INC.

BNP PARIBAS SECURITIES CORP.

CITIGROUP GLOBAL MARKETS INC.

CREDIT SUISSE SECURITIES (USA) LLC

HSBC SECURITIES (USA) INC.

J.P. MORGAN SECURITIES LLC

MIZUHO SECURITIES USA INC.

SANTANDER INVESTMENT SECURITIES INC.

(2)	Name of Issuer	TELEFONICA EMISIONES SAU

(3)	Title of Security	TELEFONICA EMISIONES SA 4.103% 08 MAR 2027

(4)	Date of Prospectus or First Offering	03/01/17

(5)	Amount of Total Offering **	1,500,000,000

(6)	Unit Price (Local Currency)	100.000

(7)	Underwriting Spread or Commission	0.4000

(8)	Rating	SP:BBB/ MD:Baa3/ FT:BBB

(9)	Maturity Date	03/08/27

(10)	Current Yield	4.103%

(11)	Yield to Maturity	4.103%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 87938WAT0

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	275,000.00

(15)	Dollar Amount of Purchases ($)	$275,000.00

(16)	Number of Securities Purchased	275,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0184%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	4.6484%

(20)	Sum of (18) and (19)****	4.6667%

(21)	% of Fund’s Total Assets applied to Purchase	0.1045%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	CREDIT SUISSE SECURITIES (USA) LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 87938WAT0

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (x)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 91911KAK8

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

(GS) GOLDMAN, SACHS & CO.

BARCLAYS CAPITAL INC.

CITIGROUP GLOBAL MARKETS INC.

DEUTSCHE BANK SECURITIES INC.

DNB MARKETS INC

HSBC SECURITIES (USA) INC.

J.P. MORGAN SECURITIES LLC

MORGAN STANLEY & CO. LLC

RBC CAPITAL MARKETS, LLC

TD SECURITIES INC.

(2)	Name of Issuer	VALEANT PHARMACEUTICALS

(3)	Title of Security	VALEANT PHARMACEUTICALS INT 7% 15 MAR 2024-20 144A

(4)	Date of Prospectus or First Offering	03/09/17

(5)	Amount of Total Offering **	2,000,000,000

(6)	Unit Price (Local Currency)	100.000

(7)	Underwriting Spread or Commission	1.1250

(8)	Rating	SP:BB-/ MD:Ba3/ FT:NA

(9)	Maturity Date	03/15/24

(10)	Current Yield	7%

(11)	Yield to Maturity	7.0003%

(12)	Subordination Features	1st Lien

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 91911KAK8

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	200,000.00

(15)	Dollar Amount of Purchases ($)	$200,000.00

(16)	Number of Securities Purchased	200,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0100%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	3.2731%

(20)	Sum of (18) and (19)****	3.2830%

(21)	% of Fund’s Total Assets applied to Purchase	0.0760%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	BARCLAYS CAPITAL INC.

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 91911KAK8

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (xi)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 299897AB4

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	(GS) GOLDMAN, SACHS & CO. LLOYDS SECURITIES INC. MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED MIZUHO SECURITIES USA INC. MUFG SECURITIES AMERICAS INC. RBC CAPITAL MARKETS, LLC

(2)	Name of Issuer	DXC TECHNOLOGY CO

(3)	Title of Security	DXC TECHNOLOGY COMPANY 4.25% 15 APR 2024-24 144A

(4)	Date of Prospectus or First Offering	03/13/17

(5)	Amount of Total Offering **	500,000,000

(6)	Unit Price (Local Currency)	99.522

(7)	Underwriting Spread or Commission	0.6250

(8)	Rating	SP:BBB/ MD:Baa2/ FT:BBB+

(9)	Maturity Date	04/15/24

(10)	Current Yield	4.27%

(11)	Yield to Maturity	4.33%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 299897AB4

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	350,000.00

(15)	Dollar Amount of Purchases ($)	$348,327.00

(16)	Number of Securities Purchased	350,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0701%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	7.9300%

(20)	Sum of (18) and (19)****	8.0000%

(21)	% of Fund’s Total Assets applied to Purchase	0.1324%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 299897AB4

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (xii)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 456837AG8

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	(GS) GOLDMAN, SACHS & CO. BNP PARIBAS SECURITIES CORP. DBS BANK LTD HSBC CAPITAL (USA) INC ING FINANCIAL MARKETS LLC J.P. MORGAN SECURITIES LLC LLOYDS SECURITIES INC. MUFG SECURITIES AMERICAS INC.

(2)	Name of Issuer	ING GROEP NV

(3)	Title of Security	ING GROEP N.V. 3.15% 29 MAR 2022

(4)	Date of Prospectus or First Offering	03/21/17

(5)	Amount of Total Offering **	1,500,000,000

(6)	Unit Price (Local Currency)	99.807

(7)	Underwriting Spread or Commission	0.2750

(8)	Rating	SP:A-/ MD:Baa1/ FT:A+

(9)	Maturity Date	03/29/22

(10)	Current Yield	3.156%

(11)	Yield to Maturity	3.2%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 456837AG8

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	200,000.00

(15)	Dollar Amount of Purchases ($)	$199,614.00

(16)	Number of Securities Purchased	200,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0134%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	3.9867%

(20)	Sum of (18) and (19)****	4.0000%

(21)	% of Fund’s Total Assets applied to Purchase	0.0752%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	J.P. MORGAN SECURITIES LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 456837AG8

Quarterly Report from Adviser for the Quarter Ending 03/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)

Have the following conditions been satisfied:

(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?

		Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (xiii)

GuideStone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 904678AA7

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	CITIGROUP GLOBAL MARKETS INC. GOLDMAN SACHS & CO. LLC MORGAN STANLEY & CO. LLC NOMURA SECURITIES CO., LTD. UBS SECURITIES LLC UNICREDIT CAPITAL MARKETS LLC

(2)	Name of Issuer	UNICREDIT SPA

(3)	Title of Security	UNICREDIT, SOCIETA PER AZIO 3.75% 12 APR 2022 144A

(4)	Date of Prospectus or First Offering	04/05/17

(5)	Amount of Total Offering **	1,250,000,000

(6)	Unit Price (Local Currency)	99.513

(7)	Underwriting Spread or Commission	0.3500

(8)	Rating	SP:BBB-/ MD:Baa1/ FT:BBB

(9)	Maturity Date	04/12/22

(10)	Current Yield	3.768%

(11)	Yield to Maturity	3.858%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 904678AA7

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	900,000.00

(15)	Dollar Amount of Purchases ($)	$895,617.00

(16)	Number of Securities Purchased	900,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0720%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	9.9281%

(20)	Sum of (18) and (19)****	10.0000%

(21)	% of Fund’s Total Assets applied to Purchase	0.3357%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	CITIGROUP GLOBAL MARKETS INC.

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 904678AA7

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal

securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (xiv)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 904678AB5

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	CITIGROUP GLOBAL MARKETS INC. GOLDMAN SACHS & CO. LLC MORGAN STANLEY & CO. LLC NOMURA SECURITIES CO., LTD. UBS SECURITIES LLC UNICREDIT CAPITAL MARKETS LLC

(2)	Name of Issuer	UNICREDIT SPA

(3)	Title of Security	UNICREDIT, SOCIETA PER AZI 4.625% 12 APR 2027 144A

(4)	Date of Prospectus or First Offering	04/05/17

(5)	Amount of Total Offering **	750,000,000

(6)	Unit Price (Local Currency)	99.085

(7)	Underwriting Spread or Commission	0.4500

(8)	Rating	SP:BBB-/ MD:Baa1/ FT:BBB

(9)	Maturity Date	04/12/27

(10)	Current Yield	4.668%

(11)	Yield to Maturity	4.745%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 904678AB5

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	525,000.00

(15)	Dollar Amount of Purchases ($)	$520,196.25

(16)	Number of Securities Purchased	525,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0701%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	18.5034%

(20)	Sum of (18) and (19)****	18.5734%

(21)	% of Fund’s Total Assets applied to Purchase	0.1950%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	CITIGROUP GLOBAL MARKETS INC.

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 904678AB5

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (xv)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 747525AR4

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

ACADEMY SECURITIES, INC.

BARCLAYS CAPITAL INC.

BNP PARIBAS SECURITIES CORP.

CITIGROUP GLOBAL MARKETS INC.

DEUTSCHE BANK SECURITIES INC.

GOLDMAN SACHS & CO. LLC

J.P. MORGAN SECURITIES LLC

LEBENTHAL & CO., LLC

LLOYDS SECURITIES INC.

LOOP CAPITAL MARKETS LLC

MERRILL LYNCH, PIERCE,

FENNER & SMITH INCORPORATED

MIZUHO SECURITIES USA LLC

MUFG SECURITIES AMERICAS INC.

SMBC NIKKO SECURITIES AMERICA, INC.

U.S. BANCORP INVESTMENTS, INC.

WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	QUALCOMM INC

(3)	Title of Security	QUALCOMM INCORPORATED 2.6% 30 JAN 2023-22

(4)	Date of Prospectus or First Offering	05/19/17

(5)	Amount of Total Offering **	1,500,000,000

(6)	Unit Price (Local Currency)	99.839

(7)	Underwriting Spread or Commission	0.2500

(8)	Rating	SP:A/ MD:A1/ FT:NA

(9)	Maturity Date	01/30/23

(10)	Current Yield	2.604%

(11)	Yield to Maturity	2.6299%

(12)	Subordination Features	Sr Unsecured
.

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 747525AR4

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	375,000.00

(15)	Dollar Amount of Purchases ($)	$374,396.25

(16)	Number of Securities Purchased	375,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0251%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	4.7751%

(20)	Sum of (18) and (19)****	4.8001%

(21)	% of Fund’s Total Assets applied to Purchase	0.1360%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	J.P. MORGAN SECURITIES LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 747525AR4

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (xvi)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 747525AT0

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

ACADEMY SECURITIES, INC.
BARCLAYS CAPITAL INC.
BNP PARIBAS SECURITIES CORP.
CITIGROUP GLOBAL MARKETS INC.
DEUTSCHE BANK SECURITIES INC.
GOLDMAN SACHS & CO. LLC
J.P. MORGAN SECURITIES LLC
LEBENTHAL & CO., LLC
LLOYDS SECURITIES INC.
LOOP CAPITAL MARKETS LLC
MERRILL LYNCH, PIERCE,

FENNER & SMITH INCORPORATED

MIZUHO SECURITIES USA LLC
MUFG SECURITIES AMERICAS INC.
SMBC NIKKO SECURITIES AMERICA, INC.
U.S. BANCORP INVESTMENTS, INC.
WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	QUALCOMM INC

(3)	Title of Security	QUALCOMM INCORPORATED 2.9% 20 MAY 2024-24

(4)	Date of Prospectus or First Offering	05/19/17

(5)	Amount of Total Offering **	1,500,000,000

(6)	Unit Price (Local Currency)	99.712

(7)	Underwriting Spread or Commission	0.3000

(8)	Rating	SP:A/ MD:A1/ FT:NA

(9)	Maturity Date	05/20/24

(10)	Current Yield	2.908%

(11)	Yield to Maturity	2.946%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 747525AT0

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	375,000.00

(15)	Dollar Amount of Purchases ($)	$373,920.00

(16)	Number of Securities Purchased	375,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0251%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	5.6417%

(20)	Sum of (18) and (19)****	5.6667%

(21)	% of Fund’s Total Assets applied to Purchase	0.1358%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	J.P. MORGAN SECURITIES LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 747525AT0

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)

Have the following conditions been satisfied:

(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?

		Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No N/A x

EX-99.77O (xvii)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 747525AU7

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

ACADEMY SECURITIES, INC.

BARCLAYS CAPITAL INC.

BNP PARIBAS SECURITIES CORP.

CITIGROUP GLOBAL MARKETS INC.

DEUTSCHE BANK SECURITIES INC.

GOLDMAN SACHS & CO. LLC

J.P. MORGAN SECURITIES LLC

LEBENTHAL & CO., LLC

LLOYDS SECURITIES INC.

LOOP CAPITAL MARKETS LLC

MERRILL LYNCH, PIERCE,

FENNER & SMITH INCORPORATED

MIZUHO SECURITIES USA LLC

MUFG SECURITIES AMERICAS INC.

SMBC NIKKO SECURITIES AMERICA, INC.

U.S. BANCORP INVESTMENTS, INC.

WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	QUALCOMM INC

(3)	Title of Security	QUALCOMM INCORPORATED 3.25% 20 MAY 2027-27

(4)	Date of Prospectus or First Offering	05/19/17

(5)	Amount of Total Offering **	2,000,000,000

(6)	Unit Price (Local Currency)	99.738

(7)	Underwriting Spread or Commission	0.4000

(8)	Rating	SP:A/ MD:A1/ FT:NA

(9)	Maturity Date	05/20/27

(10)	Current Yield	3.259%

(11)	Yield to Maturity	3.281%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 747525AU7

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	350,000.00

(15)	Dollar Amount of Purchases ($)	$349,083.00

(16)	Number of Securities Purchased	350,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0176%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	4.3325%

(20)	Sum of (18) and (19)****	4.3500%

(21)	% of Fund’s Total Assets applied to Purchase	0.1268%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	J.P. MORGAN SECURITIES LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 747525AU7

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (xviii)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 29278GAB4

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

BARCLAYS CAPITAL INC.

BNP PARIBAS SECURITIES CORP.

CITIGROUP GLOBAL MARKETS INC.

CREDIT SUISSE SECURITIES (USA) LLC

GOLDMAN SACHS & CO. LLC

HSBC SECURITIES (USA) INC.

J.P. MORGAN SECURITIES LLC

MERRILL LYNCH, PIERCE,

FENNER & SMITH INCORPORATED

MORGAN STANLEY & CO. LLC

SG AMERICAS SECURITIES, LLC

(2)	Name of Issuer	ENEL FINANCE INTL NV

(3)	Title of Security	ENEL FINANCE INTERNATIONAL 2.875% 25 MAY 2022 144A

(4)	Date of Prospectus or First Offering	05/22/17

(5)	Amount of Total Offering **	2,000,000,000

(6)	Unit Price (Local Currency)	99.700

(7)	Underwriting Spread or Commission	0.3500

(8)	Rating	SP:BBB/ MD:Baa2/ FT:BBB+

(9)	Maturity Date	05/25/22

(10)	Current Yield	2.884%

(11)	Yield to Maturity	2.95%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. ("Goldman Sachs") or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 29278GAB4

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	725,000.00

(15)	Dollar Amount of Purchases ($)	$722,825.00

(16)	Number of Securities Purchased	725,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0363%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	5.4638%

(20)	Sum of (18) and (19)****	5.5000%

(21)	% of Fund’s Total Assets applied to Purchase	0.2625%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	J.P. MORGAN SECURITIES LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 29278GAB4

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (xix)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 654902AE5

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	BARCLAYS CAPITAL INC. CITIGROUP GLOBAL MARKETS INC. GOLDMAN SACHS & CO. LLC J.P. MORGAN SECURITIES LLC

(2)	Name of Issuer	NOKIA OYJ

(3)	Title of Security	NOKIA OYJ 4.375% 12 JUN 2027

(4)	Date of Prospectus or First Offering	06/05/17

(5)	Amount of Total Offering **	500,000,000

(6)	Unit Price (Local Currency)	99.591

(7)	Underwriting Spread or Commission	0.5000

(8)	Rating	SP:BB+/ MD:Ba1/ FT:NA

(9)	Maturity Date	06/12/27

(10)	Current Yield	4.393%

(11)	Yield to Maturity	4.426%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 654902AE5

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	150,000.00

(15)	Dollar Amount of Purchases ($)	$149,386.50

(16)	Number of Securities Purchased	150,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0300%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	4.3700%

(20)	Sum of (18) and (19)****	4.4001%

(21)	% of Fund’s Total Assets applied to Purchase	0.0541%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	CITIGROUP GLOBAL MARKETS INC.

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 654902AE5

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

EX-99.77O (xx)

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 10922NAA1

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

BARCLAYS CAPITAL INC.

BNP PARIBAS SECURITIES CORP.

CITIGROUP GLOBAL MARKETS INC.

CREDIT SUISSE SECURITIES (USA) LLC

DEUTSCHE BANK SECURITIES INC.

GOLDMAN SACHS & CO. LLC

HSBC SECURITIES (USA) INC.

J.P. MORGAN SECURITIES LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

MORGAN STANLEY & CO. LLC

MUFG SECURITIES AMERICAS INC.

SMBC NIKKO SECURITIES AMERICA, INC.

U.S. BANCORP INVESTMENTS, INC.

WELLS FARGO SECURITIES, LLC

WILLIAMS CAPITAL GROUP, L.P. (THE)

(2)	Name of Issuer	BRIGHTHOUSE FINANCIAL IN

(3)	Title of Security	BRIGHTHOUSE FINANCIAL, IN 3.7% 22 JUN 2027-27 144A

(4)	Date of Prospectus or First Offering	06/15/17

(5)	Amount of Total Offering **	1,500,000,000

(6)	Unit Price (Local Currency)	99.917

(7)	Underwriting Spread or Commission	0.6500

(8)	Rating	SP:BBB+/ MD:Baa3/ FT:BBB

(9)	Maturity Date	06/22/27

(10)	Current Yield	3.703%

(11)	Yield to Maturity	3.71%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt transactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 10922NAA1

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	350,000.00

(15)	Dollar Amount of Purchases ($)	$349,709.50

(16)	Number of Securities Purchased	350,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0234%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	3.6434%

(20)	Sum of (18) and (19)****	3.6667%

(21)	% of Fund’s Total Assets applied to Purchase	0.1264%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	J.P. MORGAN SECURITIES LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 10922NAA1

Quarterly Report from Adviser for the Quarter Ending 06/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x